                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            THE NEW IRELAND FUND, INC.
.................................................................................
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ......................................................................

    2) Aggregate number of securities to which transaction applies:

       ......................................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

       ......................................................................

    4) Proposed maximum aggregate value of transaction:

       ......................................................................

    5) Total fee paid:

       ......................................................................

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ......................................................................

    2) Form, Schedule or Registration Statement No.:

       ......................................................................

    3) Filing Party:

       ......................................................................

    4) Date Filed:

       ......................................................................

May 6, 2004


Dear Stockholder,

Your vote is important. Please take a moment to read this letter and vote.

New Ireland Fund's Stockholder Meeting will be held on June 8th and two proposals on the agenda require a vote of the stockholders. Proposal 1 is for the election of some of our Directors, and the Board recommends that you vote FOR Proposal 1. Proposal 2, submitted by a stockholder, requests that the Board open-end the Fund or take similar type action. The Board does not agree with this Proposal and, accordingly, recommends that you vote AGAINST Proposal 2.

The reasons why the Board recommends that you vote AGAINST Proposal 2 are laid out, in detailed form, in the enclosed Proxy Statement but the main reasons may be summarized as follows:

         o The Fund's investment objective is long-term capital appreciation. Under the Proposal there would likely be a benefit to short-term investors, at the expense of long-term investors, and we do not believe that this makes sense.

         o    There is likely to be an increase in the Fund's expense ratio.

         o There are likely to be accelerated capital gains tax obligations for Stockholders.

         o The Fund is likely to shrink in size, impacting on its opportunities and thus its profitability and stockholder value.

It is also worth mentioning the strong performance of the Fund in its most recent fiscal year and the first quarter of the current year. This, in conjunction with the our active Share Repurchase Program under which we have bought back almost 18% of the Fund's outstanding shares in the market, suggest that now is not the time to take the actions suggested in Proposal 2.

As a result of the above, the Board believes that overall, Proposal 2 is not in the best interests of the vast majority of stockholders and seeks your support by voting AGAINST that Proposal.

Instructions on how to vote are on the proxy card included with this package.

Your vote is important - PLEASE VOTE.

Sincerely yours,

/s/ Peter Hooper

    Chairman

                           THE NEW IRELAND FUND, INC.
                                  C/O PFPC INC.
                           99 HIGH STREET, 27TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            -------------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The New Ireland Fund, Inc. (formerly, The Irish Investment Fund, Inc.) (the "Fund"), a Maryland corporation, will be held on Tuesday, June 8, 2004 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036, for the following purposes:

     1.   To elect three (3) Directors of the Fund (Proposal 1).

     2. To consider and act upon a stockholder proposal requesting the Board to take steps necessary to open-end the Fund or otherwise enable stockholders to realize net asset value for their shares (Proposal 2).

     3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     Only stockholders of record at the close of business on Monday, April 12, 2004 are entitled to notice of, and to vote at, the Meeting or at any adjournments thereof.


                                                     Linda J. Hoard
                                                     Secretary
Dated:   May 6, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


REGISTRATION                                      VALID SIGNATURE
------------                                      ---------------

CORPORATE ACCOUNTS

(1) ABC Corp......................................  ABC Corp.
(2) ABC Corp. ....................................  John Doe, Treasurer
(3) ABC Corp.
        c/o John Doe, Treasurer...................  John Doe
(4) ABC Corp. Profit Sharing Plan ................  John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust ....................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
        u/t/d 12/28/78............................  Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA ............  John B. Smith
(2) Estate of John B. Smith ......................  John B. Smith, Jr., Executor

                           THE NEW IRELAND FUND, INC.
                                  C/O PFPC INC.
                           99 HIGH STREET, 27TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 8, 2004


                                 PROXY STATEMENT


      This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, June 8, 2004 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying proxy is executed properly and returned by June 8, 2004 in time to be voted at the Meeting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors and against the stockholder proposal. If your shares are held though a broker, your shares can be voted on the election of Directors in your broker's discretion. No broker may vote your shares on the stockholder proposal without your specific instructions. If your broker votes your shares on some, but not all, of the proposals, the votes will be "broker non-votes" for any proposal on which they are not voted. Broker non-votes will have no effect on the election of Directors or the stockholder proposal. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

      A quorum of the Fund's shareholders is required to properly conduct the business of the Meeting. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting. In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at the Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

      The close of business on April 12, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 4,646,098 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to stockholders on or about May 6, 2004.

      The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. Georgeson Shareholder Communications Inc. has been retained to act as a proxy solicitor for a fee of $15,000. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications by regular employees of the Fund's Investment Advisor.

      THE ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE NEW IRELAND FUND, INC., C/O PFPC, INC. 99 HIGH STREET, 27TH FLOOR, BOSTON, MASSACHUSETTS 02110 OR BY CALLING 1-800-468-6475.

                The date of this Proxy Statement is May 6, 2004.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

      To the knowledge of management of the Fund and its Board, the following shareholders or "group", as the term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned, or were owners of record of, more than 5% of the Fund's outstanding shares as of April 12, 2004.

          SHAREHOLDER NAME AND ADDRESS                AMOUNT AND NATURE OF OWNERSHIP       PERCENT OF SHARES
          ----------------------------                ------------------------------       -----------------
Wachovia Corporation*
One Wachovia Center                                        591,538 (beneficial)              12.73% @ 4/12
Charlotte, North Carolina 28288-0137

Bank of Ireland EUT Smaller Equities Fund**                338,539 (beneficial)                   7.15%
c/o Bank of Ireland Asset Management Limited
40 Mespil Road, Dublin 4, Ireland

* As stated in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004.

** As stated in a Schedule 13D filed with the Securities and Exchange Commission on April 30, 2004.


         Bank of Ireland Asset Management Limited ("BIAM Ltd."), which is a wholly owned subsidiary of the Governor and Company of the Bank of Ireland and an affiliate of Bank of Ireland Asset Management (U.S.) Limited, the Fund's Investment Adviser, has advised the Fund as follows:

         From 1990 to 1995, eight foreign funds managed by BIAM Ltd. (including the Bank of Ireland EUT Smaller Equities Fund) invested in the shares of the Fund by making secondary market purchases over the securities exchange on which the shares are listed. The percentage ownership of shares by each of the foreign funds, and all of the foreign funds in the aggregate, remained below 5% until 1995 when the aggregate ownership interest amounted to approximately 5.2% of the Fund's outstanding shares. In 1997, all of the Fund shares so held by the foreign funds managed by BIAM Ltd. were sold to, and purchased by, the Bank of Ireland EUT Smaller Equities Fund. The shares continue to be owned by this fund and, as a result of the share repurchase program instituted by the Fund in 2000 and by dividend reinvestment, the percentage of beneficial ownership has increased to 7.15% of the Fund's outstanding shares. This ownership constitutes less than 2% of the total assets the Bank of Ireland EUT Smaller Equities Fund. The shares owned by the Bank of Ireland EUT Smaller Equities Fund (and previously owned by the several foreign funds managed by BIAM Ltd.) were never acquired by any of them to influence or control the Fund. No agreement, contract or understanding existed or exists to act in any concerted effort to hold sway over any proposal the Fund might put before its shareholders. The shares beneficially owned by Bank of Ireland EUT Smaller Equities Fund will be voted in respect of each proposal in the same proportions as all other shares of the Fund are voted.


      As of the record date, Bank of Ireland Asset Management (U.S.) Limited, Investment Advisor to the Fund, held beneficially 11,548 shares or .25% of common stock outstanding. Bank of Ireland Asset Management (U.S.) Limited has advised the Fund that these shares will be voted in respect of each proposal in the same proportions as all other shares of the Fund are voted.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Directors will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of Peter J. Hooper and George G. Moore, Class II consists of Denis P. Kelleher and James M. Walton, and Class III consists of James J. Boyle and Denis Curran. The two Directors in Class II are being considered for election at this Meeting. In addition, Mr. Moore is being considered for election as a Class I Director of the Fund. Mr. Moore was appointed to the Board of Directors by unanimous consent on February 20, 2004. Mr. Moore will hold office for an initial term of two years. If elected, Messrs. Kelleher and Walton will hold office for a term of three years and until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote, on behalf of the stockholders, for the election of Denis P. Kelleher, James M. Walton and George G. Moore.

      The nominees have consented to being named in this Proxy Statement and to serve as Directors if elected. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Directors may recommend.

      The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.

                                                                                                       NUMBER OF
                                                                                                       ---------
                                               TERM OF                                               PORTFOLIOS IN
                                               -------                                               -------------
                              POSITION(S)     OFFICE AND                                              FUND COMPLEX
                              -----------     ----------                                              ------------
                             HELD WITH THE    LENGTH OF      PRINCIPAL OCCUPATION(S) AND OTHER        OVERSEEN BY
                             -------------    ---------      ---------------------------------        -----------
  NAME ADDRESS, AND AGE           FUND       TIME SERVED    DIRECTORSHIPS DURING PAST FIVE YEARS        DIRECTOR
  ---------------------           ----       -----------    ------------------------------------        --------

INDEPENDENT
DIRECTORS*:

Peter J. Hooper, 64         Director and      Since 1990   President of Hooper                              1
Westchester Financial       Chairman of the                Associates-Consultants (1994 to
Center, Suite 1000          Board                          present); Director, The Ireland United
50 Main Street                                             States Council for Commerce and
White Plains, NY 10606                                     Industry (1984 to present); Director,
                                                           Flax Trust - America
                                                           (1988 to present);
                                                           Director, Children's
                                                           Medical Research
                                                           Foundation (1987 to
                                                           present).

----------------------------------------
* Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.

                                                                                                       NUMBER OF
                                                                                                       ---------
                                               TERM OF                                               PORTFOLIOS IN
                                               -------                                               -------------
                              POSITION(S)     OFFICE AND                                              FUND COMPLEX
                              -----------     ----------                                              ------------
                             HELD WITH THE    LENGTH OF      PRINCIPAL OCCUPATION(S) AND OTHER        OVERSEEN BY
                             -------------    ---------      ---------------------------------        -----------
  NAME ADDRESS, AND AGE           FUND       TIME SERVED    DIRECTORSHIPS DURING PAST FIVE YEARS        DIRECTOR
  ---------------------           ----       -----------    ------------------------------------        --------


James J. Boyle, 64          Director          Since 2000   Chairman and President of Cardinal               1
50 Main Street                                             Resources, Inc. (oil and gas
White Plains, NY 10606                                     production) (1975 to present);
                                                           Director, Standard Microsystems
                                                           Corporation (1999 to 2003); Trustee,
                                                           Alvernia College (1998 to present).

Denis P. Kelleher, 65       Director          Since 1991   Chief Executive Officer, Wall Street             1
17 Battery Place                                           Access-Financial Services (1981 to
New York, NY 10004                                         present); Director, SI Bank & Trust
                                                           (1992 to present); Chairman and Member
                                                           of the Board of Trustees St. John's
                                                           University (1998 to present).

George G. Moore, 53         Director          Since 2004   Chairman/Chief Executive Officer,                1
8010 Towers Crescent Drive                                 TARGUSinfo (1993 to present);
Vienna, VA 22182                                           Chairman, AMACAI Information Corp.
                                                           (2001 to present).

James M. Walton, 73         Director          Since 1990   Chairman, Vira I. Heinz Endowment                1
Room 3902                                                  (1988 to present);  Director, FireFly,
525 William Penn Place                                     Inc. (1988 to present).
Pittsburgh, PA 15219


INTERESTED
DIRECTOR*:

Denis Curran, 56**          Director and      Since 2000   Director and President -                         1
75 Holly Hill Lane          President***                   International, Bank of Ireland Asset
Greenwich, CT 06830                                        Management Limited (1999 to present);
                                                           Director, Bank of Ireland Asset
                                                           Management (U.S.) Limited (1999 to
                                                           present); Director, Iridian Asset
                                                           Management (2002 to present).


OFFICERS***:

Denis Curran                                   see description above

Lelia Long                     Treasurer      Since 2002   Senior Vice President, Bank
75 Holly Hill Lane                                         of Ireland Asset Management
Greenwich, CT 06830                                        (U.S.) Limited (1999 to
                                                           present); Director, Iridian
                                                           Asset Management (2002 to
                                                           present).

Linda J. Hoard, 56             Secretary      Since 1998   Vice President and Senior
99 High Street                                             Counsel, PFPC Inc. (2002 to
Boston, MA 02110                                           present); Vice President,
                                                           PFPC Inc. (1998 to present).

---------------------
* Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.
** Mr. Curran is deemed to be an "interested" Director because of his affiliation with the Investment Adviser.
*** Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES IN FUND FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR:

    NAME OF DIRECTOR       DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
    ----------------       ----------------------     -------------------------------------------------------------
                           SECURITIES HELD IN THE        INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF
                           ----------------------        ------------------------------------------------------
                                    FUND*                                 INVESTMENT COMPANIES**
                                    -----                                 ----------------------
Independent Directors &
-----------------------
Nominees
--------
James J. Boyle                        E                                             E
Peter J. Hooper                       C                                             C
Denis P. Kelleher                     E                                             E
George G. Moore                       D                                             D
James M. Walton                       C                                             C
Interested Directors
--------------------
Denis Curran                          A                                             A

_______________________
     * KEY TO DOLLAR RANGES
     A.  None
     B.  $1-$10,000
     C.  $10,001-$50,000
     D.  $50,001-$100,000
     E.  Over $100,000

     ** AS OF APRIL 12, 2004 THE FUND'S FAMILY OF INVESTMENT COMPANIES CONSISTED ONLY OF THE FUND.

      As of April 12, 2004, none of the independent directors or their immediate family members owns beneficially or of record securities in the Fund's Investment Advisor or entity directly or indirectly controlling, controlled by, or under common control with the Fund's Investment Advisor.

COMPENSATION

      The following table sets forth certain information regarding the compensation of the Fund's Directors and officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Investment Advisor or any affiliate thereof an annual fee of $11,500 plus $1,000 for each meeting of the Board of Directors or a Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors an additional $20,000 annually and pays the Chairman of the Audit Committee an additional $1,000 per meeting attended of the Audit Committee. In addition, each Director is also reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by PFPC Inc. ("PFPC"), the Fund's administrator, receive reimbursement from the Fund for travel to and from Board meetings. No Director received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 2003.

                          COMPENSATION SCHEDULE FOR THE
                       FISCAL YEAR ENDED OCTOBER 31, 2003
                       ----------------------------------
                                                         PENSION OR       ESTIMATED
                                                         RETIREMENT         ANNUAL
                                      AGGREGATE       BENEFITS ACCRUED     BENEFITS      TOTAL COMPENSATION
                                 COMPENSATION FROM     AS PART OF FUND       UPON          FROM THE FUND
NAME OF PERSON AND POSITION*          THE FUND            EXPENSES        RETIREMENT     PAID TO DIRECTORS
----------------------------          --------            --------        ----------     -----------------
Peter J. Hooper.............           $36,625                0               N/A             $36,625
    Chairman of the Board

James J. Boyle..............           $20,500                0               N/A             $20,500
    Director

Denis Curran**..............             N/A                 N/A              N/A               N/A
    Director

Denis P. Kelleher...........           $17,500                0               N/A             $17,500
    Director

James M. Walton.............           $18,500                0               N/A             $18,500
    Director

_____________________________
   * George Moore was not appointed to the Board until February 20, 2004 ** Mr. Curran is deemed to be an "interested" Director because of his affiliation with the Investment Advisor.

      There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 2003. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 2003 were $93,125.

                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE/AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently approved by the Board on March 9, 2004. A copy of the Audit Committee Charter is attached hereto as Exhibit A. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      The Audit Committee consists of Messrs. Boyle, Hooper, Moore and Walton, all of whom are "independent" Directors of the Fund as defined in the listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met three times during the fiscal year ended October 31, 2003.

      In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as currently in effect. Finally, the Committee has considered whether the provision by the previous independent auditors to the Fund of information technology services relating to financial information design and implementation, internal audit and other nonaudit services to the Fund, or of professional services to the Fund's Investment Advisor and those affiliates thereof that provide services to the Fund, is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent".

      Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended October 31, 2003.

Submitted by the Audit Committee of the Fund's Board of Directors

James J. Boyle
Peter J. Hooper
George G. Moore
James M. Walton

NOMINATING COMMITTEE

         The Board of Directors has a Nominating Committee consisting of Messrs. Hooper, Kelleher, Moore and Walton, which is responsible for recommending qualified candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE listing standards. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund did not meet during the Fund's fiscal year ended October 31, 2003; however, the Nominating Committee met in January 2004 to consider the nomination of George Moore. The Nominating Committee does not have a Charter, but will take into consideration such factors as it deems appropriate when nominating candidates for election to the Board of Directors. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will treat all equally qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

OTHER COMMITTEES
      The Board of Directors of the Fund has a Compensation Committee, which is responsible for ensuring that the Directors' compensation is competitive as compared to its peers, so that the Fund may continue to retain and attract high caliber directors. The members of the Compensation Committee are Messrs. Boyle, Curran, Kelleher, and Walton. The Compensation Committee met once during the Fund's fiscal year ended October 31, 2003.

      The Board of Directors has a Valuation Committee consisting of Messrs. Boyle, Curran, Moore and Kelleher, which is responsible for monitoring the valuation of unlisted securities by the Fund's Investment Advisor and for making such determination as necessary should changes in an approved valuation be recommended during the period between Board meetings. The Valuation Committee of the Fund met once during the Fund's fiscal year ended October 31, 2003. The Fund does not have a formal policy regarding attendance of Directors at the Annual Meeting of Stockholders; however, all of the Directors of the Fund (except George G. Moore, who was not a Director at that time) attended the June 10, 2003 Annual Meeting of Stockholders.

REQUIRED VOTE
      In the election of the Director of the Fund, the candidate in order to be elected requires a plurality of the votes cast by the holders of shares of the Fund represented at the Meeting, if a quorum is present.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 1.


                              STOCKHOLDER PROPOSAL
                                (PROPOSAL NO. 2)

         A stockholder has informed the Fund that it intends to submit a proposal at the Annual Meeting and has requested that it be included in this year's proxy statement. The Board of Directors unanimously recommends that you vote AGAINST the proposal. The reasons for the Board's opposition to the proposal are set forth in the Board's statement in opposition that appears below, immediately following the proposal and its supporting statement. The Fund will provide promptly to any stockholder, upon receipt of any oral or written request, the address of the stockholder submitting the proposal and the number of shares of the Fund's common stock held by it.


A.   THE STOCKHOLDER'S PROPOSAL AND SUPPORTING STATEMENT

         "RESOLVED:  The shareholders of The New Ireland Fund (the "Fund")
                     request the Board of Directors to promptly take the steps necessary to open end the Fund or otherwise enable shareholders to realize net asset value ("NAV") for their shares."

                              Supporting Statement

         "The Fund has traded at a double-digit discount to its net asset value ("NAV") for a long time. On September 30, 2003, the discount stood at 18.7%. That means that a shareholder wishing to sell shares at 4 p.m. on that date would only receive about $12.43 per share, the closing market price. If the Fund were operating as an open-end fund, a shareholder could redeem his shares for their NAV on September 30th, which was $15.28 per share.

         Since $15.28 is so much more that $12.43, open-ending the Fund means a higher stock price for every shareholder. If you would like to see the Fund's discount eliminated, we urge you to vote in favor of this proposal."


B.   STATEMENT OF OPPOSITION

         The stockholder's proposal seeks to address the discount from net asset value at which the Fund's shares have traded in recent years. In recognition of its responsibility to address the level of the discount, the Board on an ongoing basis has considered, and will continue to consider, ways in which the discount may be reduced.

         The Board strongly believes; however, that the stockholder's proposal "to realize net asset value" must be viewed through the lens of: the Fund's fundamental long term investment objective; its elected structure as a closed-end fund and the reasons for choosing that structure; and its benefits to stockholders through its historical performance and the implementation of its share repurchase program.

         The Board has weighed these objectives, features and benefits against the perceived detriments to the long-term interests of the Fund and its stockholders of converting to an open-end structure or undertaking some other extreme means to reduce the discount, such as conducting a tender offer for all or a substantial portion of the outstanding shares of the Fund. On balance, the Board strongly believes that the actions suggested by the proposing stockholder should not be taken at this time.

Investment Objective; Closed-end Fund Features; Fund Performance and Benefits.
------------------------------------------------------------------------------

         The Fund's Investment Objective. The Board believes that any actions taken in respect of the Fund's discount to net asset value must be judged solely in light of the best interests of the Fund, and that it is in the Fund's best interests to take only such actions as are consistent with its fundamental investment objective. As you should be aware, the Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. Because the Fund's stated investment objective is to provide value over a period of time, the Board believes that it has no proper authority to support actions that may provide some stockholders with a short-term, one-time benefit at the expense, or to the detriment, of stockholders who have chosen to invest in the Fund based on its stated investment objective that emphasizes longer-term results.

         Closed-end Structure. The Board believes that Fund stockholders derive many benefits from the Fund's closed-end structure, and that these benefits would be lost if the Fund were to convert to an open-end fund or conduct a large-scale tender offer for its shares. The closed-end structure allows the Fund to take a more long-term perspective on investments and to maintain a stable pool of assets, without having to invest assets in low-yielding cash or to liquidate assets, sometimes at inopportune times, to meet redemption requests. This allows the Fund to buy more illiquid holdings which can and have benefited the Fund's performance. The Board believes that the closed-end structure is especially well suited for investing primarily in the stocks of a single foreign country. The Board reminds investors of the narrow investment focus of the Fund on the Irish securities market and the comparatively limited liquidity of that market, particularly in respect of medium and smaller capitalization Irish companies. In a closed-end structure, this investment focus and level of illiquidity does not impede the Fund's investment objective. The closed-end structure frees the portfolio manager to concentrate on investments, rather than holding part of the assets in easier-to-sell stocks or in cash to meet redemptions. In addition, cash can be raised to take advantage of anticipated market declines without fear that it will instead have to be used to satisfy the stockholder redemptions in open-end funds that normally accompany market reversals.

         Because closed-end funds need not engage in many of the stockholder services normally required of open-end funds and do not have the same marketing and communication activities, certain costs relating to stockholder servicing activity can be kept to a minimum. The Board is committed to minimizing the Fund's overall expenses, as evidenced by the significant actions it has taken over the past twelve to fifteen months to reduce its expense ratio. The Board is convinced that closed-end funds can be run more cost effectively than open-end funds and that these savings, along with the additional flexibility in managing fund assets, contribute to additional returns to be realized over time as compared with equivalent open-end funds.

         The vast majority of closed-end country funds sell at discounts. A fund that repurchases its own shares at a discount can benefit long-term stockholders in two ways. First, the net asset value is automatically increased at no additional risk. Second, the supply of shares available for sale at a discount is reduced, and this can create price pressure which may reduce the discount and enhance share value. While the extra liquidity may benefit stockholders who choose to sell their shares, the greatest value of an ongoing buyback program accrues to long-term stockholders. The achievements of the Fund's own share repurchase program are discussed below.

         The closed-end structure is fundamentally different from an open-end structure, or some other structure or action that provides net asset value on demand. The Board believes that attempts to deliver net asset value to a minority of stockholders who wish to exit the Fund may well destroy or diminish the advantages otherwise enjoyed by the remaining stockholders. At this time, the Board remains fully committed to realizing the potential of the Fund without changing its fundamental nature.

         Performance of the Fund. The Board believes that the advantages of the closed-end structure and the resulting investment flexibility afforded the Fund's Investment Advisor have been reflected in the Fund's excellent performance, both recently and historically. For its fiscal year ended October 31, 2003, the Fund's net asset value increased 47.55%, from $11.04 to $16.29. For the year, the Fund outperformed most of the funds in its Western European peer group, and it was the top performer within this peer group in terms of its 3, 5 and 10 year performance. The Board believes that the Fund's performance, particularly over the long-term, continues to be the soundest endorsement of the Fund's elected closed-end structure in light of its investment objective of long-term capital appreciation.

         Share Repurchase Program. In recognition of the discount at which the Fund's shares have traded, the Board has instituted its Share Repurchase Program to ameliorate the impact of the discount on stockholders. The Board believes that this program has added liquidity to the market for the benefit of investors wishing to sell their Fund shares, while benefiting continuing stockholders by increasing the Fund's net asset value. Since the commencement of the program in May 2000, the Fund has repurchased 1,019,250 shares as of the end of February 2004, constituting 17.64% of the Fund's shares issued at commencement, as well as those issued in lieu of dividends in 2000 and 2001. During the fiscal year ended October 31, 2003, the Fund repurchased and retired 194,450 shares at a cost of $2,056,220, which represented a 3.91% reduction of shares outstanding at October 31, 2002. As a result of the purchase of these shares at a discount to net asset value, continuing stockholders receive a positive benefit to the net asset value of their shares.

Potential Adverse Consequences of Implementing the Stockholder's Proposal.
--------------------------------------------------------------------------

         The Board believes that the stockholder's proposal is intended to force the Board to take one or more of the following actions: convert the Fund to an open-end fund; conduct a tender offer for all or a substantial part of the Fund's shares; or liquidate the Fund. In the Board's view, any of these alternatives would be fundamentally inconsistent with the best interests of the Fund. Each alternative would disrupt the Fund's investment process, which to date has had long-term success; would impose costs and burdens on those stockholders who wish to remain investors in the Fund and possibly on all stockholders; and, ultimately, would be likely to necessitate liquidation of the Fund. The Board believes that eliminating the possibility of a discount would not justify the fundamental adverse changes that a conversion or other radical action in respect of the Fund would entail. The Board's key concerns, with regard to the adverse changes regarding the Fund's size, expense ratio, capital gains, investment operations and stockholder value, are outlined below.

         Adverse Impact on the Fund's Size and Expense Ratio. The Board of Directors is concerned about the impact of open-ending or a large scale tender offer on the Fund's expenses because either could expose the Fund to the risk of a substantial reduction in its size. These actions would likely lead to a substantially higher Fund expense ratio because the Fund's fixed expenses - such as custody, administrative and accounting, audit and legal expenses - would be spread across a substantially smaller asset base. A decrease in the Fund's size could result in a decision by the Board to terminate and liquidate the Fund, or a decision by the Fund's Investment Advisor not to continue to act in that capacity, if the amount of the Fund's assets were reduced such that it was no longer considered economically feasible for the Fund to continue to carry on its business.

         Capital Gains. The sale of the Fund's portfolio securities to enable the Fund to generate cash to meet redemption requests of stockholders or to repurchase shares in a tender offer would result in the Fund realizing any capital gains inherent in the securities sold. These capital gains would also have to be distributed to the stockholders who choose not to redeem or to tender their shares. As a result, continuing stockholders would receive capital gains distributions and be obliged to pay taxes in order to enable other stockholders to redeem or tender their shares. The Board does not believe stockholders who choose to remain in the Fund should be subject to such taxation in order to accommodate the interests of those short-term stockholders who redeem or tender their shares.

         Detriments to Investment Operations and Stockholder Value. In the event of significant redemptions in a Fund conversion or repurchases in a tender offer, the share prices of the core portfolio securities that the Fund would need to liquidate would likely be depressed, thereby reducing the Fund's net asset value to the detriment of all stockholders. Also, in view of redemption or repurchase pressure, the Fund would need to hold a substantial portion of its assets in short-term cash reserves. This would likely be harmful to stockholder returns because over time the returns of equity investments tend to far exceed the returns of short-term money market investments and other cash equivalents.

Conclusion.
-----------

         Because the Board has and will continue to evaluate the advantages and disadvantages of the Fund's structure as a closed-end investment company and intends to continue its present share repurchase program for the benefit of all stockholders, the Board believes that it is not necessary or in the best interests of the Fund to adopt the resolution being proposed by the stockholder. Accordingly,

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                            "AGAINST" PROPOSAL NO. 2.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR

      The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. Bank of Ireland Asset Management (U.S.), Limited ("BIAM"), an Irish company registered as an investment advisor under the U.S. Investment Advisers Act of 1940, acts as the Fund's Investment Advisor. BIAM's office in the United States is located at 75 Holly Hill Lane, Greenwich, Connecticut 06830.

      PFPC Inc., the Fund's Administrator, located at 99 High Street, 27th Floor, Boston, Massachusetts 02110, provides administration services to the Fund.

                             INDEPENDENT ACCOUNTANT

      At a meeting held on December 10, 2003, upon the recommendation of the Audit Committee, a majority of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act), selected Grant Thornton LLP ("Grant Thornton"), 60 Broad Street, New York, NY 10004 as independent auditors for the Fund for the fiscal year ending October 31, 2004. The selection of Grant Thornton was ratified by the entire Board. Grant Thornton was also the independent auditor for the Fund for the fiscal year ended October 31, 2003. Grant Thornton has advised the Fund that, to the best of its knowledge and belief, as of the record date, no Grant Thornton professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Grant Thornton will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Grant Thornton as independent auditors.

      PricewaterhouseCoopers LLP ("PWC") served as independent accountants for the Fund. Upon the appointment of Grant Thornton, PWC was released as independent accountant effective as of October 19, 2003. PWC's reports on the financial statements for the two years immediately preceding their release contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years immediately preceding PWC's release, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      Set forth in the table below are audit fees billed to the Fund by PWC and Grant Thornton for professional services rendered to the Fund for the fiscal years ended October 31, 2002 and October 31, 2003. There were no other fees billed by either firm to the Fund

       Fiscal Year Ended        Audit Fees       Audit-Related Fees       Tax Fees*         All Other Fees**
       -----------------        ----------       ------------------       ---------         ----------------

           10/31/2002             $31,500                 -                   -              $ 12,600,000

           10/31/2003             $31,500                 -                 $2,500                 -

 * Fees billed to the Fund in connection with tax consulting services, including the review of the Fund's income tax returns.
** Fees for non-audit related services, including transaction services, taxation services and consultancy that were billed by PWC to the Fund's Investment Advisor or its affiliates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the of 1934 Act, as amended, and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Directors and officers, certain persons affiliated with the Investment Advisor, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

      Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that during the Fund's fiscal year ended October 31, 2003 these persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      A proxy on shares held by brokers or nominees which (a) is properly executed and returned accompanied by instructions to withhold authority to vote, or (b) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, represents a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on a proposal.

      The election of Directors (Proposal 1) requires that each successful candidate receives a plurality of the votes cast at the Meeting; therefore, abstentions will be disregarded.

      Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's Annual Report for the year ending October 31, 2004.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

      A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders to be held in 2005 must be received by the Fund on or before December 20, 2004 in order to be included in the Fund's proxy statement and proxy relating to that meeting.


                                                Linda J. Hoard
                                                Secretary

Dated: May 6, 2004

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                           THE NEW IRELAND FUND, INC.
                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee of The New Ireland Fund, Inc. (the "Company") shall be comprised of at least three directors, each of whom the Board has determined has no material relationship with the Company or its investment adviser, administrator or custodian and each of whom is otherwise "independent" under the rules of the New York Stock Exchange, Inc., the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Board shall also determine that each member is "financially literate," and that one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board of Directors in its business judgment, and whether any member of the Audit Committee is an "audit committee financial expert," as defined by rules of the Securities and Exchange Commission (the "SEC"). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

         No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company's annual proxy statement. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company other than (i) director's fees; (ii) pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

         Members shall be appointed by the Board, and shall serve at the pleasure of the Board and for such terms or terms as the Board may determine.

         The Board shall designate one member of the Audit Committee as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue.

II. PURPOSES OF THE AUDIT COMMITTEE: The purposes of the Audit Committee are to:

         1. assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors and the Company's internal audit function; and

         2. prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

         The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's interim financial statements prior to the filing of each applicable SEC report if necessary, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management of the Company or of Bank of Ireland Asset Management (U.S.) Limited ("BIAM") as to any non-audit services provided by the auditors of the Company to the Company, BIAM or any entity controlling, controlled by or under common control with BIAM that provides ongoing services to the Company ("BIAM Affiliates").

         The independent auditors for the Company are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Audit Committee.

         The independent auditors shall submit to the Company annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting on or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company, BIAM and the BIAM Affiliates and at least the matters set forth in Independence Standards Board No. 1. Such Statement shall also delineate any professional, tax or consulting services to the investment adviser, administrator or custodian.

         The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and any reviews of the financial statements included in the Company's SEC reports as needed or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors and provided to each of the Company, BIAM and the BIAM Affiliates, in the aggregate and by each service.

III. MEETINGS OF THE AUDIT COMMITTEE: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article
         IV. In addition, the Audit Committee should meet separately at least annually with management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE: To carry out its purposes, the Audit Committee shall have the following duties and powers:

         1.       with respect to the independent auditors,

                  (i) to directly appoint, retain, compensate, evaluate, and terminate the independent auditors, including the sole authority to approve all audit engagement fees and terms;

                  (ii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

                  (iii) to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent auditors;

                  (iv) to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

                  (v) to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;

                  (vi) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself;

                  (vii) to take into account the opinions of management in assessing the independent auditors' qualifications, performance and independence;

                  (viii) if applicable, to consider whether the independent
                         auditors' provision to the Company, BIAM and the BIAM Affiliates of non-audit services is compatible with maintaining the independence of the independent auditors;

                  (ix) to instruct the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and Audit Committee, as representatives of the shareholders;

         2. with respect to the Company's internal audit function, to review, in consultation as appropriate with the independent auditors and Company service providers, matters relating to internal controls over financial reporting;

         3. with respect to financial reporting principles and policies and internal audit controls over financial reporting,

                  (i) to advise management, applicable Company service providers and the independent auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

                  (ii) to consider any reports or communications (and management's and/or applicable Company service providers' responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:


                         o deficiencies noted in the audit in the design or operation of internal controls;

                         o consideration of fraud in a financial statement audit;

                         o    detection of illegal acts;

                         o the independent auditors' responsibility under generally accepted auditing standards;

                         o    any restriction on audit scope;

                         o    significant accounting policies;

                         o significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

                         o    management judgments and accounting estimates;

                         o any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

                         o the responsibility of the independent auditors for other information in documents containing audited financial statements;

                         o    disagreements with management;

                         o    consultation by management with other accountants;

                         o major issues discussed with management prior to retention of the independent auditors;

                         o difficulties encountered with management in performing the audit;

                         o the independent auditors' judgments about the quality of the Company's accounting principles;

                         o reviews of interim financial information conducted by the independent auditors; and

                         o the responsibilities, budget and staffing of the Company's internal audit function;

                  (iii) to meet with management, the independent auditors and, if appropriate, the applicable Company service providers:

                         o    to discuss the scope of the annual audit;

                         o to discuss the annual audited financial statements and interim financial statements;

                         o to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, Company service providers or the independent auditors, relating to the Company's financial statements;

                         o to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

                         o to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

                         o to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders;

                         o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                         o to discuss with management and the independent auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                         o to discuss with independent auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

                         o to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

                         o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

                         o    to review results of regulatory examinations;

                         o to review compliance reports under the Codes of Ethics;

                  (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees or service providers who have a significant role in the Company's internal controls;

                  (v) to discuss guidelines and policies governing the process by which senior management of the Company and service providers to the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

                  (vi) to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with
                         Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

                  (vii) to discuss with the Company's legal advisors any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliances policies, including material notices to or inquiries received from governmental agencies;

                  (viii) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees and/or Company service providers of concerns regarding questionable accounting or auditing matters; and

                  (ix) to establish hiring policies for employees or former employees of the independent auditors;

         4.       with respect to reporting and recommendations,

                  (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

                  (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

                  (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors;

                  (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

                  (v) to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

         V. DELEGATION: The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

         VI. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.


Amended March 13, 2001

Amended September 9, 2003

                           THE NEW IRELAND FUND, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS ---- JUNE 8, 2004

         The undersigned hereby appoints Peter J. Hooper, Lelia Long and Hugh Carter, and each of them, attorneys in fact and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 12, 2004 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 8, 2004, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

         A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                         (CONTINUED ON THE REVERSE SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND AGAINST PROPOSAL 2, AS SUCH MATTERS MAY ARISE. PLEASE REFER TO
THE PROXY STATEMENT FOR A DISCUSSION OF ALL THE PROPOSALS.


THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.                        THE BOARD RECOMMENDS A VOTE "AGAINST" PROPOSAL 2.
(1)      Election of Directors: George G. Moore (Class I
         Director), Denis P. Kelleher (Class II Director) and        (2)      To consider and act upon a stockholder proposal
         James M. Walton (Class II Director)                                  requesting the Board to take steps necessary to
                                                                              open-end the Fund or otherwise enable stockholders
    FOR all nominees          [ ]   WITHHOLD from all       [ ]               to realize net asset value for their shares.
    listed above (except as         nominees listed above
    noted below)                                                     FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

(INSTRUCTION: To withhold authority to vote for any individual       (3)      To vote and otherwise represent the undersigned on any
nominee, write that nominee's name on the line below)                         other matter that may properly come before the meeting
                                                                              or any adjournment or postponement thereof in the
_______________________________________________________________               discretion of the Proxy holder.


                                           PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                           ________________________________________________________
                                           (Title or Authority)


                                           __________________________________________
                                           (Signature)


                                           __________________________________________
                                           (Signature)

                                           Dated:  _______________________, 2004
                                           (Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)